UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 18, 2021

AGEAGLE AERIAL SYSTEMS INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36492	88-0422242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8833 E. 34th Street North
Wichita, Kansas	67226
(Address of Principal Executive Offices)	(Zip Code)

(620) 325-6363

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01        Entry into a Material Definitive Agreement.

On October 18, 2021, AgEagle Aerial Systems Inc. (the “Company”) entered into a stock purchase agreement (the “senseFly S.A. Purchase Agreement”) with Parrot Drones S.A.S. (“Parrot”) pursuant to which the Company agreed to acquire 100% of the issued and outstanding capital stock of senseFly S.A. (“senseFly S.A.”) from Parrot. senseFly S.A. provides fixed-wing drone solutions for commercial and government markets. The aggregate purchase price for the shares of senseFly S.A. is $21,000,000, less the amount of senseFly S.A.’s debt and subject to a customary working capital adjustment. The consideration is also subject to a $4,565,000 holdback to cover any post-closing indemnification claims and to satisfy any purchase price adjustments. The holdback is scheduled to be released in two equal installments, less any amounts paid or reserved for outstanding indemnity claims, on December 31, 2022 and December 31, 2023 in accordance with the terms of the senseFly S.A. Purchase Agreement.

On October 18, 2021, AgEagle Aerial, Inc., a wholly-owned subsidiary of the Company (“AgEagle Aerial”), and the Company entered into a stock purchase agreement (the “senseFly Inc. Purchase Agreement”) with Parrot Inc. (“Parrot U.S.”) pursuant to which AgEagle Aerial agreed to acquire 100% of the issued and outstanding capital stock of senseFly Inc. (“senseFly Inc.”) from Parrot U.S. senseFly Inc. provides fixed-wing drone solutions for commercial and government markets. The aggregate purchase price for the shares of senseFly Inc. is $2,000,000, less the amount of senseFly Inc.’s debt and subject to a customary working capital adjustment. The consideration is also subject to a $435,000 holdback to cover any post-closing indemnification claims and to satisfy any purchase price adjustments. The holdback is scheduled to be released in two equal installments, less any amounts paid or reserved for outstanding indemnity claims, on December 31, 2022 and December 31, 2023 in accordance with the terms of the senseFly Inc. Purchase Agreement.

A portion of the consideration under the senseFly S.A. Purchase Agreement is comprised of shares of common stock of the Company, par value $0.001 (“Common Stock”), having an aggregate value of $3,000,000 based on a volume weighted average trading price of the Common Stock over a ten consecutive trading day period prior to the date of issuance of the shares of Common Stock to Parrot (the “Shares”). The Shares are issuable 90 days after the closing date of the transaction. Pursuant to the terms of the senseFly S.A. Purchase Agreement and a Registration Rights Agreement, dated as of October 19, 2021, the Company has agreed to file a Form S-3 Registration Statement (the “Registration Statement”) covering the resale of the Shares with the Securities and Exchange Commission (the “SEC”) no later than ten business days following the date the Shares are issued to Parrot. The Company shall use its best efforts to cause the Registration Statement to be declared effective as soon as possible after the filing date, but in any event no later than 90 days after the filing date, and shall use its best efforts to keep the Registration Statement effective and in compliance with the provisions of the Securities Act (including by preparing and filing with the SEC such amendments, including post-effective amendments, and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary) until all Shares and other securities covered by such Registration Statement have been disposed of. Parrot is required to reimburse the Company up to $50,000 for reasonable legal fees and expenses incurred by the Company in connection with such registration.

Pursuant to the senseFly S.A. Purchase Agreement, Parrot, senseFly S.A. and the Company will enter into a transition services agreement and a technology license and support agreement. Pursuant to the 6-month transition services agreement, Parrot will provide senseFly S.A. with certain information technology and related transition services. Under the technology license and support agreement, Parrot is granting a perpetual license, subject to certain termination rights of the parties, to senseFly S.A. with respect to certain technology used in the fixed-wing drone manufacturing business of senseFly S.A.

The senseFly S.A. Purchase Agreement and the senseFly Inc. Purchase Agreement contain certain customary representations, warranties and covenants, including representations and warranties by the applicable seller with respect to the business, operations and financial condition of the target company. The purchase agreements also include post-closing covenants relating to the confidentiality and employee non-solicitation obligations of the respective seller, and the agreement of each such seller not to compete with certain aspects of the business of the target companies following the closing of the transaction. The purchase agreements further include post-closing covenants relating to employee non-solicitation obligations of the respective buyer. The completion of the transactions contemplated by each purchase agreement is subject to customary closing conditions, including, among others: (i) the absence of a material adverse effect on the target companies, (ii) the delivery by the parties of certain ancillary transaction documents, and (iii) the execution by certain key employees of senseFly S.A. of employment agreements. Subject to certain limitations, each of the parties will be indemnified for damages resulting from third party claims and breaches of the parties’ respective representations, warranties and covenants in the purchase agreements.

Copies of the senseFly S.A. Purchase Agreement, the senseFly Inc. Purchase Agreement and the Registration Rights Agreement are attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The foregoing summary of the terms of the senseFly S.A. Purchase Agreement, the senseFly Inc. Purchase Agreement and the Registration Rights Agreement are subject to, and qualified in their entirety by, such documents.

On October 18, 2021, the Company issued a press release announcing the transactions. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.01      Completion of Acquisition or Disposition of Assets.

The disclosures in Item 1.01 above relating to the entry into the Purchase Agreement in connection with the acquisition of senseFly S.A. and senseFly Inc. are incorporated by reference into this Item 2.01.

Item 3.02       Unregistered Sales of Equity Securities.

The Shares issuable to Parrot pursuant to the senseFly S.A. Purchase Agreement will be issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), to a limited number of persons who are “accredited investors” or “sophisticated persons” as those terms are defined in Rule 501 of Regulation D promulgated by the SEC, without the use of any general solicitation or advertising to market or otherwise offer the securities for sale. None of the Shares have been registered under the Securities Act, or applicable state securities laws, and none may be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements.

To the extent required by Item 3.02 of Form 8-K, the disclosure set forth in Item 1.01 relating to the issuance of the Shares in connection with the acquisition of senseFly S.A. is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)              Financial Statements of Businesses Acquired.

The Company intends to file the financial statements required to be filed pursuant to Item 9.01(a) of Form 8-K by amendment to this report not later than 71 calendar days after the date this report is required to be filed.

(b)              Pro Forma Financial Information.

The Company intends to file the pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K by amendment to this report not later than 71 calendar days after the date this report is required to be filed.

(d) Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of October 18, 2021, by and between Parrot Drones S.A.S. and AgEagle Aerial Systems Inc.
10.2	Stock Purchase Agreement, dated as of October 18, 2021, by and among Parrot Inc., AgEagle Aerial Systems Inc., and AgEagle Aerial, Inc.
10.3	Registration Rights Agreement, dated as of October 19, 2021, by and between Parrot Drones S.A.S. and AgEagle Aerial Systems Inc.
99.1	Press Release dated October 18, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2021	AGEAGLE AERIAL SYSTEMS INC.

	By:	/s/ Nicole Fernandez-McGovern
Name: Nicole Fernandez-McGovern
Title: Chief Financial Officer